Exhibit 10.22

SUBSCRIPTION AGREEMENT

Kevin Sherman, Chief Executive Officer
Bazi International, Inc.
1730 Blake Street Suite 305
Denver, CO 80202

RE: Private offering of unregistered common stock of Bazi International, Inc. (the "Company")

Dear Mr. Sherman,

    1.     Subscription and Offering. The undersigned hereby subscribes for and agrees to purchase ____________  units, each unit consisting of one share of the common stock of the Company ("Shares") and one warrant to purchase a share of Common Stock ("Warrants"), at a price of $0.20 per unit (the "Units"), and agrees to pay therefore the total sum of $ in cash, receipt of which is hereby acknowledged by the Company's acceptance of this subscription, below.

    2. Acceptance or Rejection. The undersigned understands that the Company, in its sole discretion and for any reason, may accept or reject this subscription, in whole or in part.

    3. Acknowledgement. The undersigned acknowledges that: (1) the offering of Units was made only through direct personal communication between the undersigned and a representative of the Company; (2) the undersigned has had the opportunity to obtain all information concerning the Company, its operations, legal structure and any other information or documentation requested by the undersigned; (3) the undersigned has been advised by the Company that (i) he or she must be prepared to bear the economic risk of the investment for an indefinite period; (ii) the Shares and shares underlying the Warrants have not been registered under the Securities Act of 1933, or applicable state securities laws and hence cannot be sold unless they are subsequently registered or an exemption from such registration is available; (iii) the Units are highly speculative, involve a high degree of risk and should only be purchased by individuals who can afford to lose their entire investment; and (iv) the certificates for the Shares and Warrants will contain an appropriate restrictive legend prohibiting their sale or transfer, except under certain circumstances in substantially the following form:

"The shares represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company."

    4. Execution of Agreement. When accepted by the Company, in whole or in part, this subscription shall be valid and binding on the undersigned and the Company for all purposes. The undersigned represents and warrants that the undersigned has received, read and understands the contents hereof and has consulted with his attorney, business advisor and/or accountant concerning the offering of shares.

    5. Personal Investigation. The undersigned warrants and represents that, prior to making a decision whether to invest herein, he or she has conducted a personal investigation and has researched and considered all factors that bear on the advisability of investing in the Company, and that his or her investment decision has not been based solely upon the representations of the Company or its affiliates or representatives. In this regard, the undersigned has been furnished and has carefully REVIEWED ALL OF THE COMPANY/S PERIODIC FILINGS MADE WITH THE SEC PURSUANT TO THE SECURITIES AND EXCHANGE ACT OF 1934

6. Purchase for Own Account. The undersigned warrants and represents that the Units subscribed by the undersigned will be acquired for the undersigned's own account and benefit and not for the account of any other person or business entity, and the undersigned has no present intention of selling or distributing the Units or any part hereof. The undersigned is not acting as a nominee for any other person or entity. The undersigned understands that the Shares and Warrants may not be sold, hypothecated, pledged, transferred, assigned or disposed of except in accordance with the substantial restrictions on transfer described herein.

7. Investment Experience. The undersigned warrants and represents that the undersigned is experienced in investments and business matters, has made similar speculative investments in the past, has sufficient investment acumen to analyze and evaluate the merits and risks of investing in the Shares and has sufficient financial resources to hold the Units for an indefinite period of time.

8. Confidentiality. The undersigned understands that this Subscription Agreement and all other documents delivered to the undersigned in connection with this subscription are confidential documents prepared solely for the benefit of a limited number of qualified investors associated with the Company. The undersigned agrees that he or she will not reproduce or distribute any of such documents in whole or in part.

9. Rule 144 Limitation. The undersigned acknowledges and understands that, if the Shares are held for a period of at least two years, and if Rule 144 (the "Rule") is applicable (there being no representation by the Company that it will be applicable), then only routine sales of the Shares in limited amounts in a specified manner and in accordance with the terms and conditions of the Rule are permitted. If the Rule is not applicable, any sales may be made only pursuant to an effective registration statement or an available exemption from registration.

10. Purchase Price; Further Restriction. The undersigned recognizes that the Company may acquire additional funds from investors through private and public offerings of its securities in the future at prices above or below the purchase price of the Units. The undersigned is also aware that in order to comply with the securities laws of certain states in which a future offering may be conducted or to enter into an underwriting agreement with an investment banker, restrictions upon the transfer of the Shares may be imposed which could severely limit the undersigned's ability to transfer the Shares for up to two years from the date of such an offering. The undersigned agrees to allow his or her stock certificate(s) to be legended to reflect the aforementioned restriction(s).

11. Indemnification. The undersigned recognizes that the sale of the Units will be based upon his or her representations and warranties set forth herein, and the undersigned hereby agrees to indemnify and defend the Company and to hold each officer and/or director thereof harmless from and against any and all loss, damage, liability or expense, including costs and reasonable attorneys' fees, to which they may be put or which they may incur by reason of, or in connection with, any misrepresentation made by the undersigned in this Subscription Agreement or elsewhere, any breach by the undersigned of his or her warranties and/or a failure to fulfill any of the covenants or agreements set forth herein or elsewhere or arising out of the sale or distribution of any Shares by the undersigned in violation of the Securities Act of 1933, as amended, and any other applicable state securities laws.

12. Suitability. The undersigned HAS either (i) a net worth of at least $1,000,000 or (ii) AN individual income in excess of $200,000 in each of the last two years (or joint income of $300,000 including the undersigned's spouse's income) and a reasonable expectation of reaching the same income level during the current year.

13. N.A.S.D. Affiliations. The undersigned represents that he or she is not directly or indirectly associated or affiliated with any member of the National Association of Securities Dealers, Inc.

Dated at  ____________   , on  ____________   .

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Signature

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Print Name

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Residence Address

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City      State Country

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Country Code Area Code Telephone Number

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Name In Which Shares Are To Be Issued

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Social Security or Tax Identification Number

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Employer

ACCEPTED:

Bazi International, Inc.

By: ___________________________________
       Kevin Sherman
       Chief Executive Officer

On:  ___________________________________
        Date